EXHIBIT 10.1

                        AMENDMENT AND RESTATEMENT NO. 3

     This Amendment and Restatement No. 3 dated as of February 2, 2000 ("Agreement") is among Stone Energy Corporation, a Delaware corporation ("Borrower"), the banks party to the Credit Agreement described below ("Banks"), and Bank of America, N.A., as Agent for the Banks ("Agent").

                                  INTRODUCTION

     A. The Borrower, the Agent, and the Banks are parties to the Third Amended and Restated Credit Agreement dated as of July 30, 1997 (the "Original Credit Agreement"), Amendment and Restatement No. 1 to the Credit Agreement dated as of March 31, 1998 ("Amendment No. 1") and Amendment and Restatement No. 2 to the Credit Agreement dated as of May 3, 1999 ("Amendment No. 2"). The Original
Credit Agreement, as amended by Amendment No. 1 and Amendment No. 2, shall herein be referred to as the "Credit Agreement."

     B. The Borrower has requested that the Banks agree to increase the commitments under the Credit Agreement and to make certain other amendments to the Credit Agreement.

     THEREFORE, the Borrower, the Agent, and the Banks hereby agree as follows:

     Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit
Agreement  shall  have  the  meanings  assigned  to  such  terms  in the  Credit
Agreement.

     Section 2.   Amendments.

     (a) In Section 1.01:

          (i) the definition of Applicable Margin is amended in its entirety to read as follows:

          "Applicable Margin" means, for any day, the following percentages based upon the ratio of (a) the aggregate outstanding amount of Revolving Advances plus the Letter of Credit Exposure to (b) the Borrowing Base as of such day:


                    Ratio of Outstanding
                    Revolving Advances to       Applicable Margin        Applicable Margin       Applicable Margin
                    Borrowing Base              Base Rate Advances       Eurodollar Advances     Commitment Fees
                    ---------------------       ------------------       -------------------     ------------------
                            <.30                       0.00%                     0.625%                 0.25%
                           >=.30                       0.00%                     0.875%                 0.25%
                           >=.60                       0.00%                     1.25%                  0.30%
                           >=.90                       0.00%                     1.50%                  0.375%

          (ii) the definition of "Majority Banks" is amended in its entirety to read as follows:

          "Majority Banks" means, at any time and except as provided in the last sentence of this definition, Banks holding at least 66-2/3% of the then aggregate unpaid principal amount of the Notes held by the Banks and the Letter of Credit Exposure of the Banks at such time, but in no event less than two Banks at any time when there are three or more Banks; provided that if no such principal amount or Letter of Credit Exposure is then outstanding, "Majority Banks" shall mean Banks having at least 66-2/3% of the aggregate amount of the Revolving Commitments at such time, but in no event less than two Banks at any time when there are three or more Banks. For any determination under Section 2.02, "66-2/3%" in the foregoing sentence shall be "85%."

          (iii) the definition of "Revolving Maturity Date" is amended by substituting "July 30, 2005" for "July 30, 2001".

          (b) Paragraph (a) of Section 2.02 is amended in its entirety to read as follows:

               (a) The Borrowing Base as of January 26, 2000 has been set by the Majority Banks and acknowledged by the Borrower as $140,000,000.00.

          (c) Paragraph (b) of Section 2.12 is amended by adding "for such increased cost" at the end of the first sentence.

          (d)  Paragraph  (c)  of  Section  6.02  is  amended  by   substituting
     "$5,000,000.00" for "$2,500,000.00".

          (e)  Paragraph  (b)  of  Section  6.04  is  amended  by   substituting
     "$3,000,000.00" for "$1,000,000.00".

          (f) Section 6.11 is amended by substituting "$3,000,000.00" for "$1,000,000.00".

          (g) Section 6.13 is amended in its entirety to read as follows:

              Section 6.13. Current Ratio. The Borrower shall not permit the ratio of the Borrower's consolidated current assets, plus, to the extent not included in current assets, the amount of aggregate unused Revolving Commitments to the Borrower's consolidated current liabilities to be less than 1.00 to 1.00 as of the last day of any fiscal quarter.

          Section 3. Increase in Revolving Commitments. The Borrower, the Agent, and the Banks hereby agree that the Revolving Commitments of the Banks under the Credit Agreement shall be modified to reflect the Revolving Commitments for the Banks set forth on the attached Schedule 1 and upon the effectiveness of this Agreement pursuant to Section 5 below, each such Bank's Revolving Commitment shall be the Revolving Commitment set forth on the attached Schedule 1 (such Revolving Commitment being subject to further amendment, reduction or termination pursuant to the terms of the Credit Agreement).

          Section 4. Titles. Bank of America, N.A., is hereby designated as Lead Arranger and Lead Book Runner, BankBoston, N.A. is designated as
     Documentation Agent, and Bank One, Louisiana, N.A. is designated as syndication agent, in each case under the Credit Agreement.

          Section 5. Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

          (a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement;

          (b) (i) the execution, delivery and performance of this Agreement and the replacement promissory notes referred to below are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) each of this Agreement and the replacement promissory notes constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

          (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

          Section 6. Effectiveness. This Agreement shall become effective as of the date of this Agreement, and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

          (a) the Borrower, the Agent, and the Banks shall have delivered duly and validly executed originals of this Agreement to the Agent;

          (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

          (c) the Borrower shall have executed and delivered an original Revolving Note to each of the Banks whose Commitment increased under the terms of this Agreement in the maximum principal amount of such Bank's Commitment after such increase;

          (d) the Borrower shall have delivered an opinion of its counsel in form and substance satisfactory to the Agent and the Banks;

          (e) the Borrower shall have delivered a certificate of its Secretary or Assistant Secretary certifying its certificate of incorporation, bylaws, resolutions and incumbency and in form and substance satisfactory to the Agent and the Banks; and

          (f) the Borrower shall have paid all amounts and expenses required to be paid in connection with this Agreement and the amendments evidenced hereby.

          Section 7. Effect on Loan Documents.

          (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agents' or Banks' rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

          (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

          Section 8. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

          Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         EXECUTED as of the date first above written.

                                    BORROWER:
                                    --------
                                    STONE ENERGY CORPORATION

                              By:     /s/James H. Prince
                                 -----------------------------------------------
                              Name:      James H. Prince
                                 -----------------------------------------------
                              Title: Vice-President and Chief Financial Officer
                                 -----------------------------------------------

                              By:     /s/J. Kent Pierret
                                 -----------------------------------------------
                              Name:      J. Kent Pierret
                                 -----------------------------------------------
                              Title: Vice President and Chief Accounting Officer
                                 -----------------------------------------------

                                    AGENT:
                                    -----
                                    BANK OF AMERICA, N.A.

                              By:     /s/Paul A. Squires
                                 -----------------------------------------------
                                         Paul A. Squires
                                         Managing Director

                                    BANKS:
                                    -----

                                    BANK OF AMERICA, N.A.

                              By:     /s/Paul A. Squires
                                 -----------------------------------------------
                                         Paul A. Squires
                                         Managing Director

                                    BANKBOSTON, N.A.

                              By:     /s/Terrence Ronan
                                 -----------------------------------------------
                              Name:      Terrence Ronan
                                 -----------------------------------------------
                              Title:     Director
                                 -----------------------------------------------

                                    BANK ONE, LOUISIANA, N.A., SUCCESSOR BY
                                    MERGER TO FIRST NATIONAL BANK OF COMMERCE

                              By:     /s/Christine M. Macan
                                 -----------------------------------------------
                              Name:      Christine M. Macan
                                 -----------------------------------------------
                              Title:     Vice President
                                 -----------------------------------------------

                                    HIBERNIA NATIONAL BANK

                              By:     /s/David R. Reid
                                 -----------------------------------------------
                              Name:      David R. Reid
                                 -----------------------------------------------
                              Title:     Senior Vice President
                                 -----------------------------------------------

                                   SCHEDULE 1

                                                 Revolving Commitments
                                                 ---------------------

1.       Bank of America, N.A.                       $70,000,000.00

2.       Bank One, Louisiana, N.A.,                  $60,000,000.00

3.       BankBoston, N.A.                            $50,000,000.00

4.       Hibernia National Bank                      $20,000,000.00
                                                     --------------
                                                     $200,000,000